Financial presentation to accompany management commentary FY25 Q3

The following guidance reflects the Company’s expectations for fiscal year 2025 and is provided on a non-GAAP basis as the Company cannot predict certain elements that are included in reported GAAP results, such as the changes in fair value of the Company’s equity and other investments. Growth rates reflect an adjusted basis for prior year results. Fiscal Year 2025 The Company’s fiscal year guidance is based on the following FY24 figures: Net sales: $642.6 billion, adjusted operating income1: $27.1 billion, and adjusted EPS1: $2.22. The Company’s full year guidance assumes a generally stable consumer and continued pressure from its mix of products and formats globally. Consolidated Metric FY 2025 as of Nov. 19, 2024 FY 2025 as of Aug. 15, 2024 FY 2025 as of Feb. 20, 2024 Net sales (cc) Increase 4.8% to 5.1% Increase 3.75% to 4.75% Increase 3.0% to 4.0% Adj. operating income (cc) Increase 8.5% to 9.25% Increase 6.5% to 8.0% Increase 4.0% to 6.0% Interest, net Approximately flat to last year Increase approximately $100M Increase approximately $100M to $200M Effective tax rate Approximately 24.5% Lower-end of original guidance Approximately 25.0% to 26.0% Non-controlling interest Unchanged from original guidance Unchanged from original guidance Relatively flat Adjusted EPS $2.42 to $2.47 $2.35 to $2.43 $2.23 to $2.37 Capital expenditures Unchanged from original guidance Unchanged from original guidance Approximately 3.0% to 3.5% of net sales 1For relevant reconciliations, see Q4 FY24 earnings release furnished on Form 8-K on February 20, 2024. Per share amounts have been retroactively adjusted to reflect the February 23, 2024 stock split. cc = constant currency Guidance 2

Total revenues (cc)1 $170.8 billion, up +6.2% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. • Total revenues reached $169.6 billion with strength across all operating segments • Negative impact of $1.2 billion from currency fluctuations • Global eCommerce net sales grew by 27% • Global membership income grew by 22% Y/Y Change +5.2% +5.7% +6.0% +4.8% +5.5% Y/Y Change (cc)1 +4.3% +4.9% +5.8% +5.0% +6.2% 1See additional information at the end of this presentation regarding non-GAAP financial measures. Total revenues $160.8 $173.4 $161.5 $169.3 $169.6 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 3

• Led by improvements in Walmart U.S. • Reflects improved inventory management, continuing to manage pricing aligned to competitive price gaps, as well as improved eCommerce margins and favorable business mix in both Walmart US and International • Partially offset by timing shift of Flipkart's The Big Billion Days (BBD) sales event Y/Y Change +32bps +39bps +42bps +43bps +21bps Gross profit rate 24.0% 23.3% 24.1% 24.4% 24.2% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Gross profit rate +21bps to 24.2% 4

Operating expenses as a percentage of net sales, +19bps to 21.2% • Operating expenses deleveraged 19bps driven by hurricane-related recovery expenses, increased marketing as well as higher variable pay due to exceeding planned performance Y/Y Change +37bps +16bps +24bps +41bps +19bps 21.0% 20.0% 20.6% 20.6% 21.2% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Operating expenses as a percentage of net sales 21.0% 20.0% 20.8% 20.6% 21.2% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Y/Y Change -182bps -36bps +40bps +35bps +19bps Operating expenses as a percentage of net sales Adjusted operating expenses as a percentage of net sales1 1See additional information at the end of this presentation regarding non-GAAP financial measures. 5

1See additional information at the end of this presentation regarding non-GAAP financial measures. Operating income • Operating income (cc)1 up 9.8% relative to 6.1% growth in net sales (cc)1 • Reflects strong sales growth, higher gross margins and membership income, partially offset by expense deleverage; also benefited from reduced eCommerce losses • Q3 FY25 net income margin increased ~240bps and adjusted EBITDA margin1 increased ~10bps Operating income Adjusted operating income1 $6.2 $7.3 $6.8 $7.9 $6.7 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Y/Y Change +3.0% +13.2% +13.7% +7.2% +8.2% Y/Y Change (cc)1 +0.3% +10.9% +12.9% +7.4% +9.8% Y/Y Change +130.1% +30.4% +9.6% +8.5% +8.2% Y/Y Change (cc)1 +124.0% +27.8% +8.8% +8.8% +9.8% $6.2 $7.3 $7.1 $7.9 $6.7 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Operating income of $6.7 billion, up 8.2% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. 6

1Comparison period per-share amounts and percentage changes have been retroactively adjusted to reflect the February 23, 2024 stock split. 2See additional information at the end of this presentation regarding non-GAAP financial measures. NM = not meaningful Adjusted EPS2 of $0.58, up 13.7% EPS PY $0.50 $0.57 $0.49 $0.61 $0.51 Y/Y Change +2.0% +5.3% +22.4% +9.8% +13.7% • Adjusted EPS2 of $0.58 excludes the effects, net of tax, of $0.01 from net losses on equity and other investments Y/Y Change NM -11.7% +200.0% -42.3% +850.0% EPS1 $0.51 $0.60 $0.60 $0.67 $0.58 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 $0.06 $0.68 $0.63 $0.56 $0.57 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 7 Adjusted EPS1,2

PY $3.6 $12.0 $0.2 $9.0 $4.3 Y/Y Change +19.3% +26.2% NM -34.9% +43.4% • Operating cash flow increased $3.9 billion primarily due an increase in cash provided by operating income and lapping the payment of accrued opioid legal charges in the prior period, partially offset by increased inventory purchases • Free cash flow1 increased $1.9 billion due to the increase in operating cash flow, partially offset by an increase of $2.0 billion in capital expenditures to support strategic investments 1See additional information at the end of this presentation regarding non-GAAP financial measures. NM = not meaningful PY $15.7 $28.8 $4.6 $18.2 $19.0 Y/Y Change +21.1% +23.9% -8.3% -10.1% +20.5% Operating cash flow Free cash flow1 Cash flow $4.3 $15.1 $(0.4) $5.9 $6.2 Q3 FY24 YTD Q4 FY24 YTD Q1 FY25 YTD Q2 FY25 YTD Q3 FY25 YTD $19.0 $35.7 $4.2 $16.4 $22.9 Q3 FY24 YTD Q4 FY24 YTD Q1 FY25 YTD Q2 FY25 YTD Q3 FY25 YTD Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. 8

Dividends and share repurchases Amounts in billions, except as noted. Dollar amounts may not recalculate due to rounding. • Share repurchases during the quarter totaled $1.0 billion representing 12.6 million shares, at an average price of $77.57 per share • Remaining share repurchase authorization is $13.5 billion Returns to shareholders $1.6 $3.0 $2.7 $2.7 $2.6 Returns to shareholders $1.5 $1.5 $1.7 $1.7 $1.7 $0.1 $1.5 $1.1 $1.0 $1.0 Dividends Share repurchases Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 9

Y/Y Change +130bps +230bps +230bps +230bps +100bps • ROI1 increased primarily as a result of an increase in operating income, primarily due to improvements in business performance as well as lapping business reorganization and restructuring charges recorded in the comparative trailing twelve months • Partially offset by an increase in average invested capital primarily due to higher purchases of property and equipment 1See additional information at the end of this presentation regarding non-GAAP financial measures. Return on assets (ROA) Return on investment (ROI)1 Returns Y/Y Change +280bps +200bps +340bps +80bps +130bps 6.5% 6.6% 7.9% 6.4% 7.8% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 14.1% 15.0% 15.0% 15.1% 15.1% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 10

Net sales +5.0%, eCommerce +22% • Strong momentum as customers respond to value & convenience offering • Comp sales +5.3% driven by growth in transactions and unit volumes across both stores and eCommerce channels ◦ Transactions ex fuel: +3.1% ◦ Average ticket ex fuel: +2.1% • Share gains across income cohorts, led by upper-income households • Total like-for-like inflation +10 bps • Strong eCommerce growth reflects nearly 50% increase in store-fulfilled delivery, 42% growth in marketplace, and 26% growth in Walmart Connect advertising • Marketplace grew to ~700 million SKUs eCommerce Contribution ~300bps ~240bps ~280bps ~300bps ~290bps Walmart U.S. comp sales1 4.9% 4.0% 3.8% 4.2% 5.3% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 1Comp sales for the 13-week period ended October 25, 2024 compared to the 13-week period ended October 27, 2023, and excludes fuel. 11

Remodels: ~240 Pickup: ~4,600 stores Delivery from Store: ~4,500 stores • Strong inventory management and lower markdowns as well as managing pricing to maintain competitive price gaps to the retail market • Advertising and data analytics & insights businesses benefited business mix • Net delivery cost per order decreased ~40%, the third consecutive quarter of 40% improvement; benefited eCommerce margins • Offset by product mix headwinds as grocery and health & wellness sales outgrew gen merch Gross profit rate +42bps • Deleverage driven primarily by hurricane-related recovery expenses, increased marketing and depreciation expense Operating expenses as a percentage of net sales +33bps • Reflects gross margin expansion, improved eCommerce losses and higher Walmart+ membership income, partially offset by expense deleverage Operating income $5.4 billion, +9.1% • Disciplined inventory management while sustaining strong in-stock levels Inventory -0.6% Walmart U.S. 12

Merchandise category performance details Walmart U.S. Category Comp Comments Grocery + mid single-digit • Strong comps driven by increased transactions, units and share gains • Like-for-like inflation was ~100bps due primarily to eggs • Food units reached highest level in four years; broad-based sales strength across categories led by pantry products • Consumables growth primarily due to personal care and household cleaning products • Private brand penetration increased ~80bps Health & Wellness + mid-teens • Reflects increased pharmacy script counts, higher mix of branded versus generic sales, and growth in over-the-counter • GLP-1 sales contributed ~100bps to segment comp General Merchandise + low single-digit • Categories with newness are resonating; comp sales reflect +MSD unit growth with strength in hardlines, home and toys • Expanded assortment is contributing to over 20% growth in marketplace categories like toys, hardlines and home • Share gains continued across income cohorts • MSD like-for-like deflation 13

Net sales (cc)1 $31.5 billion, +12.4% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. • Sales growth (cc)1 led by Flipkart, Walmex, and China • eCommerce sales grew 43% led by marketplace and store-fulfilled pickup and delivery • Positively affected by the timing of Flipkart's The Big Billion Days (BBD) event, which shifted from Q4 last year to the majority in Q3 this year • Currency rate fluctuations negatively affected sales by $1.2 billion Y/Y Change +10.8% +17.6% +12.1% +7.1% +8.0% Net Sales (cc)1,2 $28.0 $31.2 $29.4 $29.9 $31.5 Y/Y Change (cc)1 +5.4% +13.0% +10.7% +8.3% +12.4% Walmart International net sales $28.0 $32.4 $29.8 $29.6 $30.3 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Net sales 1See additional information at the end of this presentation regarding non-GAAP financial measures. 2For Q3 FY24, net sales constant currency reflects reported results for comparison to current quarter growth in constant currency. 14

• Decrease due to timing shift of BBD, partially offset by a higher rate in most markets • Benefited by business mix changes Strong local businesses powered by Walmart 1See additional information at the end of this presentation regarding non-GAAP financial measures. Gross profit rate -85bps • Leverage driven by timing shift of BBD, partially offset by investments in associate wages and strategic priorities • Benefited by ongoing format mix changes Operating expenses as a percentage of net sales -86bps • Operating income (cc)1 increased across markets • Benefited by lower losses in eCommerce Operating income $1.2 billion, +7.8%; $1.3 billion (cc)1, +16.7% Inventory -3.8% Walmart International 15

Sales • Balanced growth across categories with positive growth in general merchandise • In Mexico, comp sales grew 4.5%, driven by Sam's Club and Bodega • Opened 177 new stores in the past 12 months, including 39 new stores in Q3 Gross profit rate Increase • Improved margin including business mix changes Operating expense rate Increase • Primarily due to planned investments in associate wages and strategic priorities Operating income $ Increase Net sales growth +9.4% +7.7% +10.8% +6.4% +5.9% eCommerce net sales growth +16% +21% +24% +19% +19% 1Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. 2Walmex includes the consolidated results of Mexico and Central America Walmex1,2 Net sales (cc): $13.1 billion, +5.9% 8.0% 6.3% 9.2% 5.0% 4.4% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Comparable sales growth 16

Net sales growth +5.3% +1.8% +3.9% +3.5% +3.0% eCommerce net sales growth +16% +11% +19% +27% +27% 1Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. Canada1 Net sales (cc): $5.8 billion, +3.0% 5.0% 1.5% 3.8% 3.4% 3.1% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Sales • Growth across all channels • Accelerated eCommerce growth, led by store-fulfilled pickup and delivery • Continued strength in food and consumables with softness in general merchandise • Increased private brand penetration in food Gross profit rate Increase • Improved shrink partially offset by merchandise mix changes Operating expense rate Increase • Investments in associate wages Operating income $ Increase Comparable sales growth 17

Net sales growth +25.3% +11.3% +16.2% +17.7% +17.0% eCommerce net sales growth +38% +11% +23% +23% +25% 1Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. China1 Net sales (cc): $4.9 billion, +17.0% 18.6% 6.6% 12.5% 13.8% 15.0% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Sales • Continued strength in Sam’s Club and eCommerce • Double-digit growth during Mid-Autumn Festival • Positive offline comp traffic in both Sam's and Hyper formats Gross profit rate Increase • Primarily due to merchandise mix changes, partially offset by ongoing format mix changes Operating expense rate Decrease • Driven by strong sales growth, format mix changes, and operational efficiencies Operating income $ Increase Comparable sales growth 18

Net sales +3.9%, Net sales without fuel +7.2%, eCommerce +26% • Comp sales strength driven by increases in transactions and unit volumes ◦ Transactions ex fuel: +6.4% ◦ Average ticket ex fuel: +0.5% • Strength in food and health & wellness • Share gains in grocery and general merchandise categories, including apparel and consumer electronics (according to Circana) • Growth in eCommerce sales of +26%; club- fulfilled delivery growth more than doubled after enhancements to eCommerce offering • Just Go rollout completed across nearly the entire chain • Member's Mark grew high single-digits, outpacing segment comp eComm Cont. without fuel ~170bps ~190bps ~180bps ~230bps ~290bps 1Comp sales for the 13-week period ended October 25, 2024 compared to the 13-week period ended October 27, 2023. Sam’s Club U.S. comp sales1 3.3% 1.9% 3.5% 4.6% 3.7%3.8% 3.1% 4.4% 5.2% 7.0% With fuel Without fuel Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 19

• Strong sales with good seasonal sell-through and benefits from disciplined inventory management • Partially offset by higher eCommerce-related shipping expenses due to strong digital growth • Deleverage primarily due to ongoing investments in associates, higher incentive costs as we exceeded our planned performance and technology investments Operating expenses as a percentage of net sales +63bps, without fuel +34bps Gross profit rate +47bps, without fuel +12bps • Strong growth in total and plus membership • Plus penetration up +300bps Y/Y Membership income +15.1% Operating income $634M, +6.9%, without fuel $437M, +6.1% • Strong sales and membership income, balanced by continued investments in member value proposition 20 Inventory +2.4% • Disciplined inventory management with sustained strong sales and general merchandise focus Scan & Go penetration up over 250bps Member's Mark sales penetration up 50bps Sam's Club U.S.

Category comparable sales Sam’s Club U.S. Category Comp Comments Fresh / Freezer / Cooler + low double-digit • Driven by cooler, fresh meat, produce & floral and deli Grocery and Beverage + mid single-digit • Led by dry grocery, snacks and drinks Consumables + mid single-digit • Strength in paper goods, laundry & home care and baby care Home and Apparel - low single-digit • Softness in seasonal and furniture, partially offset by strength in apparel and toys Technology, Office and Entertainment + mid single-digit • Strength in gift cards and office solutions Health and Wellness + mid twenties • Strong performance in pharmacy and over the counter 21

Supplemental Information - FY25 and FY26 Comparable Sales 4-5-4 Reporting Calendars We report U.S. comparable sales on a 13-week and 52-week retail calendar — commonly referred to as a "4-5-4" calendar — which uses 364 days in a year. In certain years, it becomes necessary to add a 53rd week to our comparable sales reporting calendar, which occurs in fiscal 2025. The following tables reflect our period ending dates for the reporting of U.S. comparable sales throughout fiscal 2025 and fiscal 2026. The additional week only affects 4-5-4 comparable sales; all other measures remain unaffected.   FY25 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 14 Weeks Ended Full Year 53 Weeks Ended FY25 (53 weeks) April 26, 2024 July 26, 2024 October 25, 2024 January 31, 2025 January 31, 2025 Base: FY24 (53 weeks) April 28, 2023 July 28, 2023 October 27, 2023 February 02, 2024 February 02, 2024   Comparison Period: FY24 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 13 Weeks Ended Full Year 52 Weeks Ended FY24 (52 weeks)1 April 28, 2023 July 28, 2023 October 27, 2023 January 26, 2024 January 26, 2024 Base: FY23 (52 weeks) April 29, 2022 July 29, 2022 October 28, 2022 January 27, 2023 January 27, 2023 FY25 Reporting   FY26 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 13 Weeks Ended Full Year 52 Weeks Ended FY26 (52 weeks) May 02, 2025 August 01, 2025 October 31, 2025 January 30, 2026 January 30, 2026 Base: FY25 (52 weeks) May 03, 2024 August 02, 2024 November 01, 2024 January 31, 2025 January 31, 2025   Comparison Period: FY25 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 14 Weeks Ended Full Year 53 Weeks Ended FY25 (53 weeks)1 April 26, 2024 July 26, 2024 October 25, 2024 January 31, 2025 January 31, 2025 Base: FY24 (53 weeks) April 28, 2023 July 28, 2023 October 27, 2023 February 02, 2024 February 02, 2024 FY26 Reporting 1Our comparable sales calculations are based on periods of equal lengths and comparison periods are presented as they were originally reported. If the comparison periods were recast to align to the same number of weeks as the reporting period, any changes to the previously reported comparable sales would be inconsequential. 22

Safe harbor and non-GAAP measures This presentation and related management commentary contains statements that may be "forward-looking statements" as defined in, and are intended to enjoy the protection of the safe harbor for forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Assumptions on which such forward-looking statements are based are also forward-looking statements. Our actual results may differ materially from those expressed in or implied by any of these forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and factors including: the impact of pandemics on our business and the global economy; economic, capital markets and business conditions; trends and events around the world and in the markets in which we operate; currency exchange rate fluctuations, changes in market interest rates and market levels of wages; changes in the size of various markets, including eCommerce markets; unemployment levels; inflation or deflation, generally and in particular product categories; consumer confidence, disposable income, credit availability, spending levels, shopping patterns, debt levels and demand for certain merchandise; the effectiveness of the implementation and operation of our strategies, plans, programs and initiatives; unexpected changes in our objectives and plans; the impact of acquisitions, investments, divestitures, store or club closures, and other strategic decisions; our ability to successfully integrate acquired businesses, including within the eCommerce space; changes in the trading prices of certain equity investments we hold; initiatives of competitors, competitors' entry into and expansion in our markets, and competitive pressures; customer traffic and average ticket in our stores and clubs and on our eCommerce websites; the mix of merchandise we sell, the cost of goods we sell and the shrinkage we experience; trends in consumer shopping habits around the world and in the markets in which we operate; our gross profit margins; the financial performance of Walmart and each of its segments, including the amounts of our cash flow during various periods; changes in the credit ratings assigned to our commercial paper and debt securities by credit rating agencies; the amount of our net sales and operating expenses denominated in the U.S. dollar and various foreign currencies; transportation, energy and utility costs; commodity prices and the price of gasoline and diesel fuel; supply chain disruptions and disruptions in seasonal buying patterns; the availability of goods from suppliers and the cost of goods acquired from suppliers; consumer acceptance of and response to our stores, clubs, eCommerce platforms, programs, merchandise offerings and delivery methods; cyber security events affecting us and related costs and impact to the business; developments in, outcomes of, and costs incurred in legal or regulatory proceedings to which we are a party or are subject, and the liabilities, obligations and expenses, if any, that we may incur in connection therewith; casualty and accident-related costs and insurance costs; the turnover in our workforce and labor costs, including healthcare and other benefit costs; consumer enrollment in health and drug insurance programs and such programs’ reimbursement rates and drug formularies; our effective tax rate and the factors affecting our effective tax rate, including assessments of certain tax contingencies, valuation allowances, changes in law, administrative audit outcomes, impact of discrete items and the mix of earnings between the U.S. and Walmart's international operations; changes in existing tax, labor and other laws and regulations and changes in tax rates including the enactment of laws and the adoption and interpretation of administrative rules and regulations; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions; adoption or creation of new, and modification of existing, governmental policies, programs, initiatives and actions in the markets in which Walmart operates and elsewhere and actions with respect to such policies, programs and initiatives; changes in accounting estimates or judgments; the level of public assistance payments; natural disasters, changes in climate, geopolitical events and catastrophic events; and changes in generally accepted accounting principles in the United States. Our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC discusses other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in the presentations. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects for or on our operations or financial performance. The forward-looking statements made in the presentation are as of the date of this meeting. Walmart undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. This presentation includes certain non-GAAP measures as defined under SEC rules, including net sales, revenue, and operating income on a constant currency basis, adjusted operating expenses as a percentage of net sales, adjusted operating income, adjusted EPS, free cash flow, return on investment, and adjusted EBITDA and adjusted EBITDA margin. Refer to information about the non-GAAP measures contained in this presentation. Additional information as required by Regulation G and Item 10(e) of Regulation S-K regarding non-GAAP measures can be found in our most recent Form 10-K and our Form 8-K furnished as of the date of this presentation with the SEC, which are available at stock.walmart.com. 23

Non-GAAP measures – ROI We include return on assets ("ROA") and return on investment (“ROI”) as metrics to assess our return on capital. ROA is the most directly comparable measure based on our financial statements presented in accordance with GAAP, while ROI is considered a non-GAAP financial measure. Management believes ROI is a meaningful metric to share with investors because it helps investors assess how effectively Walmart is deploying its assets. Trends in ROI can fluctuate over time as management balances long-term strategic initiatives with possible short-term impacts. Our calculation of ROI is considered a non-GAAP financial measure because we calculate ROI using financial measures that exclude and include amounts that are included and excluded in ROA, the most directly comparable GAAP financial measure. ROA is consolidated net income for the period divided by average total assets for the period. We define ROI as operating income plus interest income, depreciation and amortization, and rent expense for the trailing 12 months divided by average invested capital during that period. We consider average invested capital to be the average of our beginning and ending total assets, plus average accumulated depreciation and amortization, less average accounts payable and average accrued liabilities for that period. Although ROI is a standard financial measure, numerous methods exist for calculating a company's ROI. As a result, the method used by management to calculate our ROI may differ from the methods used by other companies to calculate their ROI. ROA was 7.8 percent and 6.5 percent for the trailing twelve months ended October 31, 2024 and 2023, respectively. The increase in ROA was primarily due to an increase in consolidated net income during the trailing 12 month period, as a result of higher operating income. ROI was 15.1 percent and 14.1 percent for the trailing 12 months ended October 31, 2024 and 2023, respectively. The increase in ROI was the result of an increase in operating income, primarily due to improvements in business performance as well as lapping business reorganization and restructuring charges incurred in the comparative trailing 12 months, partially offset by an increase in average invested capital primarily due to higher purchases of property and equipment. 24

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) Trailing Twelve Months Ended Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, (Dollars in millions) 2023 2024 2024 2024 2024 Numerator Consolidated net income $ 16,401 $ 16,270 $ 19,681 $ 16,339 $ 20,410 Denominator Average total assets1 $ 253,415 $ 247,798 $ 249,554 $ 254,781 $ 261,287 Return on assets (ROA) 6.5% 6.6% 7.9% 6.4% 7.8% 1The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2 25 Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, Jan 31, Apr 30, Jul 31, Oct 31 Certain Balance Sheet Data 2022 2023 2023 2023 2023 2024 2024 2024 2024 Total assets $ 247,656 $ 243,197 $ 245,053 $ 255,121 $ 259,174 $ 252,399 $ 254,054 $ 254,440 $ 263,399 Accumulated depreciation and amortization 107,628 110,286 113,164 115,878 118,122 119,602 118,518 120,275 122,806 Accounts payable 57,263 53,742 54,268 56,576 61,049 56,812 56,071 56,716 62,863 Accrued liabilities 27,443 31,126 27,527 29,239 26,132 28,759 24,092 27,656 28,117 CALCULATION OF RETURN ON ASSETS

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) CALCULATION OF RETURN ON INVESTMENT   Trailing Twelve Months Ended Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, (Dollars in millions) 2023 2024 2024 2024 2024 Numerator Operating income $ 25,319 $ 27,012 $ 27,613 $ 28,237 $ 28,743 + Interest income 504 546 553 519 513 + Depreciation and amortization 11,547 11,853 12,136 12,440 12,715 + Rent 2,286 2,277 2,291 2,306 2,329 ROI operating income $ 39,656 $ 41,688 $ 42,593 $ 43,502 $ 44,300 Denominator Average total assets1 $ 253,415 $ 247,798 $ 249,554 $ 254,781 $ 261,287 '+ Average accumulated depreciation and amortization1 112,875 114,944 115,841 118,077 120,464 '- Average accounts payable1 59,156 55,277 55,170 56,646 61,956 '- Average accrued liabilities1 26,788 29,943 25,810 28,448 27,125 Average invested capital $ 280,346 $ 277,522 $ 284,415 $ 287,764 $ 292,670 Return on investment (ROI) 14.1% 15.0% 15.0% 15.1% 15.1% 1The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2 26

Non-GAAP measures – free cash flow We define free cash flow as net cash provided by operating activities in a period minus payments for property and equipment made in that period. Net cash provided by operating activities was $22.9 billion for the nine months ended October 31, 2024, which represents an increase of $3.9 billion when compared to the same period in the prior year. The increase was primarily due to an increase in cash provided by operating income and lapping the payment of accrued opioid legal charges in the prior year comparable period, partially offset by increased inventory purchases. Free cash flow for the nine months ended October 31, 2024 was $6.2 billion, which represents an increase of $1.9 billion when compared to the same period in the prior year. The increase in free cash flow was due to the increase in net cash provided by operating activities described above, partially offset by an increase of $2.0 billion in capital expenditures to support our investment strategy. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free cash flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, Walmart’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures, due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our Condensed Consolidated Statements of Cash Flows. Although other companies report their free cash flow, numerous methods may exist for calculating a company’s free cash flow. As a result, the method used by Walmart’s management to calculate our free cash flow may differ from the methods used by other companies to calculate their free cash flow. 27

Non-GAAP measures – free cash flow (cont.) The following table sets forth a reconciliation of free cash flow, a non-GAAP financial measure, to net cash provided by operating activities, which we believe to be the GAAP financial measure most directly comparable to free cash flow, as well as information regarding net cash used in investing activities and net cash used in financing activities. Year to Date Period Ended (Dollars in millions) Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Net cash provided by operating activities $ 19,014 $ 35,726 $ 4,249 $ 16,357 $ 22,918 Payments for property and equipment (capital expenditures) (14,674) (20,606) (4,676) (10,507) (16,696) Free cash flow $ 4,340 $ 15,120 $ (427) $ 5,850 $ 6,222 Net cash used in investing activities1 $ (15,374) $ (21,287) $ (4,409) $ (10,128) $ (12,661) Net cash used in financing activities $ (179) $ (13,414) $ (321) $ (6,945) $ (9,673) Year to Date Period Ended (Dollars in millions) Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Net cash provided by (used in) operating activities $ 15,698 $ 28,841 $ 4,633 $ 18,201 $ 19,014 Payments for property and equipment (capital expenditures) (12,061) (16,857) (4,429) (9,216) (14,674) Free cash flow $ 3,637 $ 11,984 $ 204 $ 8,985 $ 4,340 Net cash used in investing activities1 $ (12,965) $ (17,722) $ (4,860) $ (9,909) $ (15,374) Net cash provided by (used in) financing activities (5,581) (17,039) 1,940 (3,309) (179) Y/Y change in free cash flow +19.3% +26.2 % NM -34.9% +43.4% 1 "Net cash used in investing activities" includes payments for property and equipment, which is also included in our computation of free cash flow. NM = not meaningful 28

Non-GAAP measures – constant currency In discussing our operating results, the term currency exchange rates refers to the currency exchange rates we use to convert the operating results for countries where the functional currency is not the U.S. dollar into U.S. dollars. We calculate the effect of changes in currency exchange rates as the difference between current period activity translated using the current period's currency exchange rates and the comparable prior year period's currency exchange rates. Additionally, no currency exchange rate fluctuations are calculated for non-USD acquisitions until owned for 12 months. Throughout our discussion, we refer to the results of this calculation as the impact of currency exchange rate fluctuations. When we refer to constant currency operating results, this means operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of constant currency for net sales for the Walmart International segment for the trailing five quarters and operating income for the current quarter. Three Months Ended Walmart International (Dollars in millions) Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Net sales: As reported $ 28,022 $ 32,419 $ 29,833 $ 29,567 $ 30,277 Currency exchange rate fluctuations (1,357) (1,259) (385) 317 1,217 Net sales (cc) $ 26,665 $ 31,160 $ 29,448 $ 29,884 $ 31,494 PY Reported $ 25,295 $ 27,575 $ 26,604 $ 27,596 $ 28,022 % change (cc) +5.4% +13.0% +10.7% +8.3% +12.4 % Operating income: As reported $ 1,204 Currency exchange rate fluctuations $ 99 Operating income (cc) $ 1,303 PY Reported $ 1,117 % change (cc) +16.7% 29

Non-GAAP measures – constant currency (cont.) Three Months Ended Consolidated (Dollars in millions) Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Total revenues: As reported $ 160,804 $ 173,388 $ 161,508 $ 169,335 $ 169,588 Currency exchange rate fluctuations (1,366) (1,268) (386) 324 1,229 Total Revenue (cc) $ 159,438 $ 172,120 $ 161,122 $ 169,659 $ 170,817 PY Reported $ 152,813 $ 164,048 $ 152,301 $ 161,632 $ 160,804 % change (cc) +4.3% +4.9% +5.8% +5.0% +6.2 % Net sales: As reported $ 159,439 $ 171,914 $ 159,938 $ 167,767 $ 168,003 Currency exchange rate fluctuations (1,357) (1,259) (385) 317 1,217 Net sales (cc) $ 158,082 $ 170,655 $ 159,553 $ 168,084 $ 169,220 PY Reported $ 151,469 $ 162,743 $ 151,004 $ 160,280 $ 159,439 % change (cc) +4.4% +4.9% +5.7% +4.9% +6.1 % Operating income: As reported $ 6,202 $ 7,254 $ 6,841 $ 7,940 $ 6,708 Currency exchange rate fluctuations (164) (146) (52) 17 99 Operating income (cc) $ 6,038 $ 7,108 $ 6,789 $ 7,957 $ 6,807 PY Reported $ 2,695 $ 5,561 $ 6,240 $ 7,316 $ 6,202 % change (cc) +124.0% +27.8% +8.8% +8.8% +9.8 % The table below reflects the calculation of constant currency for total revenues, net sales and operating income for the trailing five quarters. 30

Non-GAAP measures – adjusted operating expenses as a percentage of net sales Three Months Ended (Dollars in millions) Q3 FY24 Q3 FY23 Q4 FY24 Q4 FY23 Q1 FY25 Q1 FY24 Q2 FY25 Q2 FY24 Q3 FY25 Q3 FY24 Operating, selling, general and administrative expenses $ 33,419 $ 34,505 $ 34,309 $ 33,064 $ 33,236 $ 30,777 $ 34,585 $ 32,466 $ 35,540 $ 33,419 Less: Business reorganization and restructuring charges1 — — — 849 255 — — — — — Less: Opioid legal charges2 — 3,325 — — — — — 93 — — Adjusted operating expenses $ 33,419 $ 31,180 $ 34,309 $ 32,215 $ 32,981 $ 30,777 $ 34,585 $ 32,373 $ 35,540 $ 33,419 Net sales $ 159,439 $ 151,469 $ 171,914 $ 162,743 $ 159,938 $ 151,004 $ 167,767 $ 160,280 $ 168,003 $ 159,439 Operating, selling, general and administrative expenses as a percentage of net sales +21.0% +22.8% +20.0% +20.3% +20.8% +20.4% +20.6% +20.3% +21.2% +21.0 % Adjusted operating expenses as a percentage of net sales +21.0% +20.6% +20.0% +19.8% +20.6% +20.4% +20.6% +20.2% +21.2% +21.0 % Y/Y Change (bps) 37 NP 16 NP 24 NP 41 NP 19 NP 1Business reorganization and restructuring charges in the fourth quarter of fiscal 2023 primarily relate to compensation expenses incurred in connection with strategic decisions made in the Walmart International segment. Business reorganization charges in the first quarter of fiscal 2025 primarily relate to expenses incurred in connection with strategic decisions made in the Walmart U.S. segment, as well as incremental business reorganization expenses recorded in Corporate and support. 2Recorded in Corporate and support. NP = not provided Adjusted operating expenses as a percentage of net sales is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain charges included in operating, selling, general and administrative expenses calculated in accordance with GAAP. Management believes that adjusted operating expenses as a percentage of net sales is a meaningful measure to share with investors because it best allows comparison of performance with that of the comparable period. In addition, adjusted operating expenses as a percentage of net sales affords investors a view of what management considers Walmart’s core operating expenses and the ability to make a more informed assessment of such core operating expenses as compared with that of the prior year. The table below reflects the calculation of adjusted operating expenses as a percentage of net sales for the trailing five quarters. 31

Non-GAAP measures – adjusted operating income Three Months Ended Consolidated (Dollars in millions) Q3 FY24 Q3 FY23 Q4 FY24 Q4 FY23 Q1 FY25 Q1 FY24 Q2 FY25 Q2 FY24 Q3 FY25 Q3 FY24 Operating income: Operating income, as reported $ 6,202 $ 2,695 $ 7,254 $ 5,561 $ 6,841 $ 6,240 $ 7,940 $ 7,316 $ 6,708 $ 6,202 Business reorganization and restructuring charges1 — — — 849 255 — — — — — Opioid legal charges2 — 3,325 — — — — — 93 — — Adjusted operating income $ 6,202 $ 6,020 $ 7,254 $ 6,410 $ 7,096 $ 6,240 $ 7,940 $ 7,409 $ 6,708 $ 6,202 Percent change3 +3.0 % NP +13.2 % NP +13.7 % NP +7.2 % NP +8.2 % NP Currency exchange rate fluctuations $ (164) $ — $ (146) $ — $ (52) $ — $ 17 $ — $ 99 $ (164) Adjusted operating income, constant currency $ 6,038 $ 6,020 $ 7,108 $ 6,410 $ 7,044 $ 6,240 $ 7,957 $ 7,409 $ 6,807 $ 6,038 Percent change3 +0.3 % NP +10.9 % NP +12.9 % NP +7.4 % NP +12.7 % NP Adjusted operating income is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain charges included in operating income calculated in accordance with GAAP. Management believes that adjusted operating income is a meaningful measure to share with investors because it best allows comparison of performance with that of the comparable period. In addition, adjusted operating income affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance as compared with that of the prior year. When we refer to adjusted operating income in constant currency, this means adjusted operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of adjusted operating income and adjusted operating income in constant currency, when applicable, for the trailing five quarters. 1Business reorganization and restructuring charges in the fourth quarter of fiscal 2023 primarily relate to compensation expenses incurred in connection with strategic decisions made in the Walmart International segment. Business reorganization charges in the first quarter of fiscal 2025 primarily relate to expenses incurred in connection with strategic decisions made in the Walmart U.S. segment, as well as incremental business reorganization expenses recorded in Corporate and support. 2Recorded in Corporate and support. 3Change versus prior year comparable period. NP = not provided 32

Non-GAAP measures – adjusted EPS Adjusted diluted earnings per share attributable to Walmart (Adjusted EPS) is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain amounts included in the diluted earnings per share attributable to Walmart calculated in accordance with GAAP (EPS), the most directly comparable financial measure calculated in accordance with GAAP. Management believes that Adjusted EPS is a meaningful measure to share with investors because it best allows comparison of the performance with that of the comparable period. In addition, Adjusted EPS affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance with that of the prior year. We adjust for the unrealized and realized gains and losses on our equity and other investments each quarter because although the investments are strategic decisions for our retail operations, management’s measurement of each strategy is primarily focused on the operational results rather than the fair value of such investments. Additionally, management does not forecast changes in the fair value of its equity and other investments. Accordingly, management adjusts EPS each quarter for the unrealized and realized gains and losses related to those investments. We have calculated Adjusted EPS for the trailing five quarters as well as the prior year comparable periods by adjusting EPS for the relevant adjustments for each period presented. Three Months Ended October 31, 20243 Three Months Ended October 31, 20233 Percent Change Diluted earnings per share: Reported EPS $0.57 $0.06 +850.0% Adjustments: Pre-Tax Impact Tax Impact1,4 NCI Impact2 Net Impact Pre-Tax Impact Tax Impact1,4 NCI Impact2 Net Impact Unrealized and realized (gains) and losses on equity and other investments5 $0.02 $(0.01) $— $0.01 $0.59 $(0.14) $— $0.45 Adjusted EPS $0.58 $0.51 +13.7% 1Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. 2Calculated based on the ownership percentages of our noncontrolling interests, where applicable. 3Individual components in the accompanying tables may include immaterial rounding, including per-share amounts and percentage changes retroactively adjusted to reflect the February 23, 2024 stock split. 4The reported effective tax rate was 22.7% and 29.7% for the three months ended October 31, 2024 and October 31, 2023, respectively. Adjusted for the above items, the effective tax rate was 23.0% and 24.1% for the three months ended October 31, 2024 and October 31, 2023, respectively. 5For the three months ended October 31, 2024, net losses were primarily driven by a realized loss on the sale of our investment in JD.com (sold in August 2024), partially offset by an increase in the underlying stock price of our investment in Symbotic. For the three months ended October 31, 2023, net losses were primarily driven by decreases in the underlying stock prices of our investments in Symbotic and JD.com. 33

Non-GAAP measures – adjusted EPS (cont.) Three Months Ended July 31, 20243 Three Months Ended July 31, 20233 Percent Change Diluted earnings per share: Reported EPS $0.56 $0.97 -42.3% Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.14 $(0.03) $— $0.11 $(0.48) $0.11 $— $(0.37) Incremental opioid settlement expense — — — — 0.01 — — 0.01 Net Adjustments $0.11 $(0.36) Adjusted EPS $0.67 $0.61 +9.8% Three Months Ended April 30, 20243 Three Months Ended April 30, 20233 Percent Change Diluted earnings per share: Reported EPS $0.63 $0.21 +200.0% Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Unrealized and realized (gains) and losses on equity and other investments $(0.08) $0.03 $— $(0.05) $0.38 $(0.10) $— $0.28 Business reorganization charges 0.03 (0.01) — 0.02 — — — — Net Adjustments $(0.03) $0.28 Adjusted EPS $0.60 $0.49 +22.4% 1Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. 2Calculated based on the ownership percentages of our noncontrolling interests, where applicable. 3Individual components in the accompanying tables may include immaterial rounding, including per-share amounts and percentage changes retroactively adjusted to reflect the February 23, 2024 stock split. 34

Non-GAAP measures – adjusted EPS (cont.) Three Months Ended Oct 31, 20233 Three Months Ended Oct 31, 20223 Percent Change Diluted earnings per share: Reported EPS $0.06 $(0.22) NM Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.59 $(0.14) $— $0.45 $0.45 $(0.08) $— $0.37 Opioid legal charges — — — — 0.41 (0.06) — 0.35 Net Adjustments $0.45 $0.72 Adjusted EPS4 $0.51 $0.50 +2.0% Three Months Ended Jan 31, 20243 Three Months Ended Jan 31, 20233 Percent Change Diluted earnings per share: Reported EPS $0.68 $0.77 -11.7% Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact2 Net Impact Unrealized and realized (gains) and losses on equity and other investments $(0.10) $0.02 $— $(0.08) $(0.47) $0.09 $— $(0.38) Business reorganization charges and restructuring charges — — — — 0.10 0.13 (0.05) 0.18 Net Adjustments $(0.08) $(0.20) Adjusted EPS $0.60 $0.57 +5.3% 1Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. 2Calculated based on the ownership percentages of our noncontrolling interests, where applicable. 3Individual components in the accompanying tables may include immaterial rounding, including per-share amounts and percentage changes retroactively adjusted to reflect the February 23, 2024 stock split. 4Adjusted EPS for the three months ended October 31, 2022 was calculated using weighted average shares outstanding of 8,161 million, which includes the dilutive impact of share-based payment awards. NM = not meaningful 35

Non-GAAP measures – adjusted EBITDA and adjusted EBITDA margin The calculation of net income margin and adjusted EBITDA margin, along with a reconciliation of adjusted EBITDA margin to the calculation of net income margin, is as follows: Three Months Ended Oct 31, Oct 31, (Dollars in millions) 2024 2023 Consolidated net income attributable to Walmart $ 4,577 $ 453 Consolidated net income attributable to noncontrolling interest (137) (190) Provision for income taxes 1,384 272 Other (gains) and losses 132 4,750 Interest, Net 478 537 Operating Income $ 6,708 $ 6,202 + Depreciation and Amortization 3,260 2,986 Adjusted EBITDA $ 9,968 $ 9,188 Net Sales $ 168,003 $ 159,439 Consolidated net income margin 2.7% 0.3 % Adjusted EBITDA margin 5.9% 5.8 % We include net income and net income margin, which are calculated in accordance with U.S. generally accepted accounting principle as well as adjusted EBITDA and adjusted EBITDA margin to provide meaningful information about our operational efficiency compared with our competitors by excluding the impact of certain items. We calculate adjusted EBITDA as earnings before interest, taxes, depreciation and amortization. We also exclude other gains and losses, which is primarily comprised of fair value adjustments on our investments which management does not believe are indicative of our core business performance. From time to time, we will also adjust certain items from operating income, which we believe is meaningful because it best allows comparison of the performance with that of the comparable period. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by consolidated net sales. Adjusted EBITDA and adjusted EBITDA margin are considered non-GAAP financial measures. Management believes, however, that these measures provide meaningful information about our operational efficiency by excluding the impact of differences in tax jurisdictions and structures, debt levels, capital investments and other items which management does not believe are indicative of our core business performance. We consider net income to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of adjusted EBITDA. We consider net income margin to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of adjusted EBITDA margin. Although adjusted EBITDA and adjusted EBITDA margin are standard financial measures, numerous methods exist for calculating a company’s adjusted EBITDA and adjusted EBITDA margin. As a result, the method used by management to calculate our adjusted EBITDA and adjusted EBITDA margin may differ from the methods used by other companies to calculate similarly titled measures. Net income margin was 2.7% and 0.3% for the three months ended October 31, 2024 and 2023, respectively. The increase in net income margin was primarily due to the increase in net income resulting from changes in the fair value of our equity and other investments and increased operating income, partially offset by increased income taxes. Adjusted EBITDA margin was 5.9% and 5.8% for the three months ended October 31, 2024 and 2023, respectively. The increase in adjusted EBITDA margin was primarily due to operating income growth outpacing sales growth. 36